SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  June 25, 2010

PRIMORIS SERVICES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34145	20-4743916
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26000 Commercentre Drive, Lake Forest, CA 92630

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code (949) 598-9242

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Note Agreement with Banc of America Leasing & Capital, LLC

On June 25, 2010, we entered into a Master Loan and Security Agreement (the “BofA Agreement”) with Banc of America Leasing & Capital, LLC (the “Lender”) for the financing of equipment pursuant to one or more equipment notes.  In connection with the BofA Agreement, we entered into an Equipment Security Note (the “Equipment Note”), dated June 25, 2010, with the Lender for the total aggregate amount of $10.0 million, which amount was funded on June 28, 2010.  The Equipment Note is secured by certain construction and automotive equipment.  The Equipment Note is payable in equal monthly installments over a five year period.  The principal amount of the Equipment Note bears interest at 4.12% per annum and may be prepaid after one year, subject to certain prepayment penalties, and after three years without penalty.  Certain of our subsidiaries have agreed to be obligated as co-borrowers for all amounts borrowed under the BofA Agreement and the Equipment Note.

Promissory Note Agreement with Fifth Third Bank

On August 31, 2009, we entered into a Master Loan and Security Agreement (the “Fifth/Third Agreement”) with Fifth Third Bank (the “Bank”) for the financing of equipment pursuant to one or more equipment notes.  In connection with the Fifth/Third Agreement, we entered into a Promissory Note (the “Promissory Note”), dated June 16, 2010, for the total aggregate amount of $10.0 million, which amount was funded on June 25, 2010.  The Promissory Note is secured by certain construction and automotive equipment.  The Promissory Note is payable in equal monthly installments over a seven year period.  The principal amount of the Promissory Note bears interest at 4.71% per annum.  Certain of our subsidiaries have agreed to be obligated as co-borrowers for all amounts borrowed under the Fifth/Third Agreement and the Promissory Note.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.	Description

Exhibit 10.1	Master Loan and Security Agreement, dated June 25, 2010, by and between Stellaris, LLC and Banc of America Leasing & Capital, LLC

Exhibit 10.2	Addendum to Master Loan and Security Agreement, dated June 25, 2010, by and between Stellaris, LLC, James Construction Group, LLC and Banc of America Leasing & Capital, LLC

Exhibit 10.3	Equipment Security Note, dated June 25, 2010, by and between Stellaris, LLC, James Construction Group, LLC and Banc of America Leasing & Capital, LLC

Exhibit 10.4	Master Loan and Security Agreement, dated August 31, 2009, by and between Stellaris, LLC and Fifth Third Bank

Exhibit 10.5	Amendment No. 001 to Master Loan and Security Agreement, dated June 16, 2010, by and between Stellaris, LLC, James Construction Group, LLC and Fifth Third Bank

Exhibit 10.6	Amendment No. 002 to Master Loan and Security Agreement, dated June 29, 2010, by and between Stellaris, LLC, James Construction Group, LLC and Fifth Third Bank

Exhibit 10.7	Promissory Note, dated June 16, 2010, by and between Stellaris, LLC, James Construction Group, LLC and Fifth Third Bank

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMORIS SERVICES CORPORATION

Date: July 1, 2010	By:	/s/ Peter J. Moerbeek

Name: Peter J. Moerbeek
Title: Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1	Master Loan and Security Agreement, dated June 25, 2010, by and between Stellaris, LLC and Banc of America Leasing & Capital, LLC

Exhibit 10.2	Addendum to Master Loan and Security Agreement, dated June 25, 2010, by and between Stellaris, LLC, James Construction Group, LLC and Banc of America Leasing & Capital, LLC

Exhibit 10.3	Equipment Security Note, dated June 25, 2010, by and between Stellaris, LLC, James Construction Group, LLC and Banc of America Leasing & Capital, LLC

Exhibit 10.4	Master Loan and Security Agreement, dated August 31, 2009, by and between Stellaris, LLC and Fifth Third Bank

Exhibit 10.5	Amendment No. 001 to Master Loan and Security Agreement, dated June 16, 2010, by and between Stellaris, LLC, James Construction Group, LLC and Fifth Third Bank

Exhibit 10.6	Amendment No. 002 to Master Loan and Security Agreement, dated June 29, 2010, by and between Stellaris, LLC, James Construction Group, LLC and Fifth Third Bank

Exhibit 10.7	Promissory Note, dated June 16, 2010, by and between Stellaris, LLC, James Construction Group, LLC and Fifth Third Bank